NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission

                                                        Exhibit 10.23


                    THIRD AMENDMENT TO COST SHARING NATIONAL
                                 IRU AGREEMENT

     THIS THIRD AMENDMENT TO COST SHARING NATIONAL IRU AGREEMENT ("Amendment") is made and entered into as of the 27th day of March 2000, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and SPLITROCK SERVICES, INC., a Delaware corporation ("Grantee"). This Amendment modifies and amends that certain Cost Sharing National IRU Agreement dated April 26, 1999 between Grantor and Grantee (the "Agreement"). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

                                    RECITALS
                                    --------

     A. Grantee desires to obtain an IRU in fibers within and along segments of Grantor's lateral segments and metropolitan fiber-optic networks to connect certain Segment End Points to Grantee Points of Presence.

     B. Grantor desires to convey to Grantee an IRU in the additional fibers specified herein, subject to and in accordance with the terms and provisions set forth in this Amendment and the Agreement.

                               TERMS OF AMENDMENT
                               ------------------

     Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

                                   ARTICLE 1
                             METROPOLITAN SEGMENTS
                             ---------------------

     1.01  The Segments described in Exhibit "A," attached hereto, are hereby
                                     ----------
added to the Grantor System, and Grantor shall deliver an IRU in, and Grantee shall accept and pay for, an IRU in the Grantee Fibers within and along such Segments (the "Metropolitan Grantee Fibers"). Maps of the Segments are provided in Exhibit "A-1," attached hereto.
   ------------

     1.02 Grantee shall make the following payments with respect to the Metropolitan Grantee Fibers.

     a. The IRU Contribution for the Metropolitan Grantee Fibers of (***) shall be allocated on a Segment by Segment basis, as identified in Exhibit "A". The
                                                             ----------
IRU Contribution shall be due from Grantee to Grantor with respect to the
Metropolitan Grantee Fibers in each Segment as follows:   (***).

     b.  The IRU Contribution for the Metropolitan Grantee Fibers set forth in
Section 1.02(a) is unique to the Segments described herein, and the Parties recognize that any IRU

                                                                           PAGE1

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission


Contribution for additional Fibers requested by Grantee in other metropolitan Segments shall be subject to negotiation by the Parties.

     1.03 Unless otherwise provided herein, for the purposes of the Agreement, the Metropolitan Grantee Fibers shall be treated as Grantee Fibers. Specifically, the Parties recognize that the Monthly Charge shall apply to the Metropolitan Grantee Fibers.

     1.04 Grantee shall have the Option for the Metropolitan Grantee Fibers to extend the IRU in additional fibers as provided in Section 3.02 of the Agreement.

     1.05 The construction specifications for the Metropolitan Grantee Fibers are attached hereto as Exhibit "C."
                       ----------

     1.06 The fiber, conduit, and cable vault specifications for the Metropolitan Grantee Fibers are attached hereto as Exhibit "D."
                                                   ----------

     1.07 The fiber testing procedures for the Metropolitan Grantee Fibers are attached hereto as Exhibit "E."
                   ----------

                                   ARTICLE 2
                                LATERAL SEGMENTS
                                ----------------

     2.01  Grantor shall construct and install the lateral segments described in

Exhibit "B," attached hereto, for Grantee in the metropolitan markets containing
----------
the Metropolitan Grantee Fibers (the "Lateral Segments"). The estimated costs for constructing and installing the Lateral Segments are summarized in the tables contained in Exhibit "B." Grantee shall be solely responsible for
                    ----------
reimbursement of all of Grantor's Costs, subject to the agreed upon split, in constructing and installing the Lateral Segments, regardless of whether the actual Costs are above or below the estimates contained in Exhibit "B."
                                                           ----------
Grantor's Costs shall be documented by Grantor in commercially reasonable detail and shall be submitted to Grantee in the form of invoices with supporting documentation.

     2.02 Grantee shall reimburse Grantor for the Costs of the construction and installation of the Lateral Segments within fifteen (15) days after receipt of an invoice therefor, subject to Grantee's rights to dispute such Costs.

     2.03 The Parties may add Lateral Segments by letter agreement between the Parties, pursuant to Article 25.

                                                                           PAGE2

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission


          IN WITNESS WHEREOF, Grantor and Grantee have executed this Amendment as of the date first above written.



                          LEVEL 3 COMMUNICATIONS, LLC, a
                               Delaware limited liability company


                          By/s/Jon Yount
                          ------------------------------------------
                          Title: Vice President
                          ------------------------------------------
                          Date: March 29, 2000
                          ------------------------------------------


                          SPLITROCK SERVICES, INC.,
                               a Delaware corporation


                          By /s/ Patrick J. McGettigan, Jr.
                          ------------------------------------------
                          Title: Senior Vice President
                          ------------------------------------------
                          Date: February 29, 2000
                          ------------------------------------------

                                                                           PAGE3

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission


                                  Exhibit "A"
                          Metropolitan Grantee Fibers
                          ---------------------------

   Route Segment                                              Estimated    Fiber   Price Per
                                                             Route Miles   Count     Mile
----------------------------------------------------------------------------------------------
   #            From Point              To Point
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Cambridge Loop                                                   11.35       4      (***)
----------------------------------------------------------------------------------------------
A-1       Gateway                     Bent & 3rd                             4
----------------------------------------------------------------------------------------------
B-8       Bent & 3rd                  Cambridge and 3rd                      4
----------------------------------------------------------------------------------------------
B-7       Cambridge & 3rd             Cambridge & Fulkerson                  4
----------------------------------------------------------------------------------------------
B1-1      Cambridge & Fulkerson       Bent & Fulkerson                       4
----------------------------------------------------------------------------------------------
A-18      Bent & Fulkerson            Gateway                                4
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

LOOP A & C - NYC                                                  9.4        4      (***)
----------------------------------------------------------------------------------------------
A-1       17th Street & 3rd Ave    Park Row & St James                       4
----------------------------------------------------------------------------------------------
A-2       Park Row & St James      Fulton & Water                            4
-----------------------------------------------------------------------------------------------
A-3       Fulton & Water           Fulton & Gold                             4
-----------------------------------------------------------------------------------------------
A-6       Barclay & Church         15th St alley & 9th Ave                   4
-----------------------------------------------------------------------------------------------
A-7       15th St alley & 9th      Gateway (111 8th)                         4
          Ave
-----------------------------------------------------------------------------------------------
B-8       Gateway (111 8th)        17th St & 3rd Ave                         4
-----------------------------------------------------------------------------------------------
C-1       Gateway (100 William)    Maiden & Water                            4
-----------------------------------------------------------------------------------------------
C-2       Maiden & Water           West & Battery Place                      4
-----------------------------------------------------------------------------------------------
C-3       West & Battery Place     Barclay & Church                          4
------------------------------------------------------------------------------------------------
C-4       Fulton & Gold            Gateway (100 William)                     4
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

LOOP A - Dallas - Inner Loop                                     21.7       10      (***)
------------------------------------------------------------------------------------------------
A-1       Gateway                  Viceroy & I-35                           10
------------------------------------------------------------------------------------------------
A-2       Viceroy & I-35           Hwy 12 & Hillcrest                       10
------------------------------------------------------------------------------------------------
A-3       Hwy 12 & Hillcrest       Irving & Oak Lawn                        10
------------------------------------------------------------------------------------------------
A-4       Irving & Oak Lawn        Oak Lawn & Lemmon                        10
------------------------------------------------------------------------------------------------
A-5       Oak Lawn & Lemmon        Oak Lawn & Maple                         10
------------------------------------------------------------------------------------------------
A-6       Oak Lawn & Maple         Irving & Inwood                          10
------------------------------------------------------------------------------------------------
A-7       Irving & Inwood          Gateway                                  10
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
TOTALS                                                           32.4
------------------------------------------------------------------------------------------------


NOTE: The Grantee Fibers shall terminate in the nearest underground utility box at each of the sub-segment end points identified above.

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission


                                  Exhibit "A"
                          Metropolitan Grantee Fibers
                          ---------------------------

          Route Segment                                              (***) IRU      (***) IRU       Total IRU         Scheduled
                                                                    Contribution   Contribution    Contribution    Completion Date
----------------------------------------------------------------------------------------------------------------------------------
   #       From Point                To Point
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

Cambridge Loop                                                          (***)          (***)           (***)              (***)
----------------------------------------------------------------------------------------------------------------------------------
A-1       Gateway                  Bent & 3rd
----------------------------------------------------------------------------------------------------------------------------------
B-8       Bent & 3rd               Cambridge and 3rd
----------------------------------------------------------------------------------------------------------------------------------
B-7       Cambridge & 3rd          Cambridge & Fulkerson
----------------------------------------------------------------------------------------------------------------------------------
B1-1      Cambridge & Fulkerson    Bent & Fulkerson
----------------------------------------------------------------------------------------------------------------------------------
A-18      Bent & Fulkerson         Gateway
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

LOOP A & C - NYC                                                        (***)          (***)           (***)              (***)
----------------------------------------------------------------------------------------------------------------------------------
A-1       17th Street & 3rd Ave    Park Row & St James
----------------------------------------------------------------------------------------------------------------------------------
A-2       Park Row & St James      Fulton & Water
----------------------------------------------------------------------------------------------------------------------------------
A-3       Fulton & Water           Fulton & Gold
----------------------------------------------------------------------------------------------------------------------------------
A-6       Barclay & Church         15th St alley & 9th Ave
----------------------------------------------------------------------------------------------------------------------------------
A-7       15th St alley & 9th      Gateway (111 8th)
          Ave
----------------------------------------------------------------------------------------------------------------------------------
B-8       Gateway (111 8th)        17th St & 3rd Ave
----------------------------------------------------------------------------------------------------------------------------------
C-1       Gateway (100 William)    Maiden & Water
----------------------------------------------------------------------------------------------------------------------------------
C-2       Maiden & Water           West & Battery Place
----------------------------------------------------------------------------------------------------------------------------------
C-3       West & Battery Place     Barclay & Church
----------------------------------------------------------------------------------------------------------------------------------
C-4       Fulton & Gold            Gateway (100 William)
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

LOOP A - Dallas - Inner Loop                                            (***)          (***)           (***)              (***)
----------------------------------------------------------------------------------------------------------------------------------
A-1       Gateway                  Viceroy & I-35
----------------------------------------------------------------------------------------------------------------------------------
A-2       Viceroy & I-35           Hwy 12 & Hillcrest
----------------------------------------------------------------------------------------------------------------------------------
A-3       Hwy 12 & Hillcrest       Irving & Oak Lawn
----------------------------------------------------------------------------------------------------------------------------------
A-4       Irving & Oak Lawn        Oak Lawn & Lemmon
----------------------------------------------------------------------------------------------------------------------------------
A-5       Oak Lawn & Lemmon        Oak Lawn & Maple
----------------------------------------------------------------------------------------------------------------------------------
A-6       Oak Lawn & Maple         Irving & Inwood
----------------------------------------------------------------------------------------------------------------------------------
A-7       Irving & Inwood          Gateway
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                                                                 (***)           (***)              (***)
----------------------------------------------------------------------------------------------------------------------------------

NOTE: The Grantee Fibers shall terminate in the nearest underground utility box at each of the sub-segment end points identified above.

                                                                           PAGE4

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission

                                  Exhibit "B"
                                Lateral Segments
                                ----------------

175 Bent Street, Cambridge, MA
  Estimated total cost:  (***)
  Estimated split cost:  (***)

345 Courtland Street, Atlanta, GA
  Estimated total cost:  (***)
  Estimated split cost:  (***)

Assumes Grantor is on floor 2 and Grantee is on floor 3. Assumes 40 LF of new riser to be built by Grantor and 440 LF total distance from Grantor OSX to Grantee FTP.

601 E. 18th Street, Suite 1900, Denver, CO
  Estimated total cost:  (***)
  Estimated split cost:  (***)

Assumes Grantor is on floor 1 and Grantee is on floor 1. Assumes 200 LF of new riser to be built by Grantor and 250 LF total distance from Grantor OSX to Grantee FTP.

818 West 7th Street, Los Angeles, CA
  Estimated total cost:  (***)
  Estimated split cost:  (***)

Assumes Grantor is on floor 11 and Grantee is on floor 4. Assumes 0 LF of new riser to be built by Grantor and 440 LF total distance from Grantor OSX to Grantee FTP.

1950 Stemmons Freeway, Suite 2015, Dallas, TX
  Estimated total cost:  (***)
  Estimated split cost:  (***)

Assumes Grantor is on floor 5 and Grantee is on floor 2. Assumes 1380 LF of new riser to be built by Grantor and average of 690 LF total distance from Grantor OSX to Grantee FTP.

General Comments on Lateral Segments:

1. The estimated costs above are for the following items as noted in respective sections; Single Laterals, Diverse Laterals, Building Risers, Building Distribution, Fiber Installation, POP Splicing, Miscellaneous Items. Items not listed above have not been costed.
2. Unless otherwise noted, costs do not include any costs associated with leasing backbone duct or fiber leased or sold in the backbone.
3. If provided, costs for racks, power and alarms do not include the cost of any electronics.
4. Building laterals have been estimated to the closest point(s) on the local loop backbone. Creation of logical loops or fiber rings has not been considered.
5. These costs assume the shortest; most direct route from the current or planned backbone at this time. Changes in lateral distances due to subsequent and necessary backbone or lateral reroutes for any reason have not been factored.
6. These costs assume there are no moratoriums, extraordinary restrictions, route changes, franchise requirements or out of the ordinary construction conditions. Any of these factors will impact costs. It is also assumed there will be no right-of-way restrictions or associated costs.
7.  Building access will need to be gained to validate estimated costs.

                                                                           PAGE5

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                  Exhibit "C"
         Metropolitan (Local Loop) Network Construction Specifications
         -------------------------------------------------------------

The intent of this Exhibit is to delineate the general specifications and standards for construction of the Grantor System within the metropolitan networks. In the event any federal, state, local or private agency having jurisdiction shall impose higher standards, Grantor will comply and conform to such higher standards. Grantor may deviate from the specifications and standards described below in those instances where either (i) strict compliance is impractical due to physical (including environmental) conditions, right-of-way issues or code restrictions, or (ii) Grantor has acquired a portion of the Grantor System from a third party.

                               1.  Minimum Depths
                               ------------------
 .  Minimum cover required in the placement of conduit shall be 42 inches, except in the following instances:
        . The minimum cover in borrow ditches adjacent to roads, highways, railroads, and interstate shall be 48 inches below the clean-out line or existing grade, whichever is greater.
        . The minimum cover across streams, river washes and other waterways shall be 48 inches below the clean-out line or existing grade, whichever is greater.
        . Where conduit crosses railroads, the conduit shall be placed at a minimum depth of 60 inches below the base of rail or below the paralleling drainage ditch, whichever is greater.
        . At locations where conduit crosses other subsurface utilities or other structures, the conduit shall be installed to provide a minimum of 12 inches of vertical clearance under the foreign object while maintaining a minimum cover of 42 inches.
        . In rock, the conduit shall be placed either: (a) 8 inches deep in rock with 36 inches minimum cover; (b) 8 inches deep in rock with a concrete cap and 30 inches minimum cover; (c) 8 inches deep in rock with a 1/4 inch steel plate cover and 24 inches minimum cover or (d) in steel pipe placed on top of the rock with 18 inches minimum cover, whichever requires the least rock excavation. HDPE conduit will be back-filled with 2 inches of select materials (bedding) and 4 inches of select cover in rock areas.
        . In the case of the use/conversion of conduit systems purchased or leased from third parties or salvaged conduit systems, the existing depths shall be considered adequate.

                             2.  Cable Marking Tape
                             ----------------------

 . Cable marking tape shall be installed above all direct buried conduit, generally at a minimum of 12 inches below top of rough grade. Conduit installed by means other than direct burial as well as salvaged conduit systems or conduit systems purchased from third parties will not have cable marking tape installed.

                                                                           PAGE6

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                            3.  Conduit Construction
                            ------------------------

 . Conduits may be placed by means of trenching, plowing, jack and bore, or directional bore. Conduit will generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.

 . Steel conduit will be joined with threaded collars, welding or other industry accepted methods.

 .  Railroad crossings will be encased in HDPE or steel conduit.

 .  All underground crossings of navigable waterways will be placed in either
   HDPE or steel conduit at a minimum depth of 20 feet below the bottom of the waterway.

 . All conduits placed on DOT bridges will be bulletproof fiberglass or galvanized steel.

 . All conduits placed on bridges shall have expansion joints placed at each structural (bridge) expansion joint or at least every 100 feet, whichever is the shorter distance.


                             4.  Cable Installation
                             ----------------------
 . The maximum pulling force to be applied to the fiber optic cable shall be 600 pounds.

 . A pulling swivel breakaway rated at 600 pounds shall be used at all times when pulling fiber optic cable.

 . Bends of small radii (less then 20 times the outside diameter of the cable) and twists that may damage the cable shall be avoided during cable placement.

 . The cable shall be lubricated and placed in accordance with the cable manufacturer specifications.

 .  All splices will be contained in a cable vault or hand hole.

 . A minimum of 60 feet of slack cable will be left in all intermediate cable vaults or hand holes.

 . A minimum of 50 feet of slack cable from each cable end (100 feet total) will be left in all splice locations.


                        5.  Cable Vaults and Hand Holes
                        -------------------------------
 . Cable vaults will be placed as required by local conditions and at approximately every 3000 feet in rural areas and 500 feet in urban areas.

 . Cable vaults and hand holes placed in traveled surface streets shall be a minimum HS-20 loading rated.

 . Cable vaults and hand holes not installed in traveled surface streets shall be a minimum HS-10 loading rated.

                            6.  Proofing of Conduits
                            ------------------------
 . Upon completion of conduit installed, conduit shall be proofed to verify continuity and integrity of the conduit system.

 . Proofing shall be accomplished by pulling or blowing a mandrel. The outside diameter of the mandrel or pig shall be a minimum of 80 percent of the inside diameter of the conduit.

                                                                           PAGE7

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.

                                 7.  Compliance
                                 --------------

 . All work will be done in accordance with federal, state, local and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA. In addition, all work and the resulting fiber system will comply with the current requirements of all governing entities (FCC, NEC, DEC, and other national, state, and local codes).


                             8.  As-Built Drawings
                             ---------------------
 .  As-built drawings for conduit sales will contain a minimum of the following:
        . Information showing the location of running line, relative to permanent landmarks.

        .  Cable vault and hand hole locations.

        .  Conduit information (type, length, etc.).

        .  Notation of all deviations from specifications (depth, etc.).

        . ROW detail (type, centerline distances, boundaries, waterways, road crossings, known utilities and obstacles).

        . Fiber optic cable data (type, manufacturer, reel IDs, sequentials, slack coils, splice points, etc.).

        . Drawings will be updated with actual field data during and after construction.

        .  Metro area scale shall not exceed 1 inch = 200 feet.

        .  Rural area scale shall not exceed 1 inch = 500 feet.

        .  All deviations from specification (depth, etc.).

        . As-built drawings will be provided within 90 days after the Acceptance Date in electronic format.

 .  As-built drawings for fiber sales will contain a minimum of the following:

        .  Maps depicting which streets the Grantee fiber route travels.

        .  Grantee logical loop configurations and fiber assignments per loop.

        . Fiber assignments to all buildings Grantor provides connectivity for Grantee.

        . As-built drawings will be provided within 90 days after the Acceptance Date in electronic format.

                                                                           PAGE8

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                  Exhibit "D"
                                  -----------
                        Fiber and Conduit Specifications
                        --------------------------------

The intent of this Exhibit is to delineate the specifications for the Grantee Fibers and the conduit housing the Cable. Deviations from these specifications may occur if Grantor acquires a portion of the Grantor System from a third party pursuant to the Agreement.

Fiber
-----

In the metropolitan segments, single mode fiber will be used. In any case where the routes for Grantor's long-haul and metropolitan networks converge, Grantor shall have the right to elect to install either non-zero dispersion-shifted optical fiber or single mode fiber. Grantor may substitute alternative fibers if and only if such alternative fibers have performance specifications which are at least equal to the specifications set forth below.

Non-Zero Dispersion -Shifted Optical Fiber
------------------------------------------
 . Attenuation at 1550 nm = 0.25 dB/km max
 . Attenuation at 1625 nm = 0.25 dB/km max
 . Total Dispersion = 2.0 - 6.0 ps/nm-km for 1530 nm to 1565nm
               4.5 - 11.2 ps/nm-km for 1565nm to 1625nm
 . Effective Area (Aeff) = 72 /\m2, typical
 . Polarization Mode Dispersion = 0.20 ps max per fiber, typical 0.08 ps link value
 . Mode Field Diameter = 9.20 to 10.00 m at 1550 nm
 . Cladding Diameter = 125.0 +- 1.0 m
 . Core/Clad Concentricity less than = 0.5 m

Single Mode Fiber
-----------------

 . Attenuation at 1310 nm = 0.40 dB/km max
 . Attenuation at 1550 nm = 0.30 dB/km max
 . Zero Dispersion wavelength = 1312nm typical
 . Wavelength cutoff less than 1260nm typical
 . Dispersion slope = less than .0902ps typical
 . Polarization Mode dispersion = 0.20 ps max per fiber, 0.10 ps link value . Mode Field Diameter = 9.2+- 0.4 m at 1310 nm & 10.4 +-0.8 at 1550 nm
 . Cladding Diameter = 125.0 +- 1.0 m
 . Core/Clad Concentricity less than =0.5 m

Conduit
-------

 . OSP Conduit SDR 11
 . 1-1/4" (inside diameter)
 . High density polyethylene (HDPE) duct
 . Tensile yield 3200 psi
 . Flexural modulus 110,000 psi
 . Smoothwall inside & outer
 . Empty (no rope or tape)
 . Unlubricated

                                                                           PAGE9

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                  Exhibit "E"
   METROPOLITAN (LOCAL LOOP) NETWORK FIBER ACCEPTANCE TESTING PROCEDURES
   ----------------------------------------------------------------------
                                   AND STANDARDS
                                   -------------

The intent of this Exhibit is to identify the fiber acceptances testing procedures and standards used within the Grantor's metropolitan networks.

Deviations from these specifications may occur if Grantor acquires a portion of the Grantor System from a third party pursuant to the Agreement.


1. All splices shall be fusion spliced. Mechanical splices are only allowed during temporary restoration and will be replaced with fusion splices.
2. Fibers shall be terminated with Ultra SC-PC connectors (typical return loss of 0.50 dB).
3. After end-to-end connectivity on the fibers has been completed, bi-directional OTDR span and power meter testing will be completed. Grantor shall perform tests after the fiber cable is installed and the splicing enclosures have been completed and are in their final resting configuration with the cable vault or hand hole covers closed. This ensures that no micro or macro bending problems with the cable or fiber strands will contribute to the loss/attenuation measurements.
4. Power meter tests shall be completed to verify and insure that no fibers have been crossed at any of the splice points within the network. Grantor shall test and record power level readings on all fiber strands in both directions of transmission (bi-directionally) using the 1310 & 1550 nm wavelengths.
5. All OTDR and power meter tests shall be completed as follows:
   a. All OTDR traces shall be taken from both ends of a section (between adjacent Locations) and recorded using the 1310 & 1550 nm wavelength. Loss/attenuation measurements for each splice point from both directions shall be taken and recorded.
   b. The end-to-end loss value as measured with an industry-accepted laser source and power meter should have an attenuation rating of less than or equal to the following:
      (1) At 1310 nm: (0.40 dB/km x km of cable) + (number of connectors x 0.50) + (0.10 x number of splices).
      (2) At 1550 nm: (0.30 dB/km x km of cable) + (number of connectors x 0.50) + (0.10 x number of splices).
   c. Grantor's loss/attenuation objective for each fiber optic splice is 0.10 dB when measured in one direction with an OTDR test set (excluding connector loss, which is typically 0.50 dB per mated connector pair). If after three attempts this parameter is not met, the splice will be marked as Out-Of-Spec (OOS) and the splice will remain provided the average loss/attenuation value of all splices on an individual fiber basis shall not exceed 0.10 dB for the entire ring or subsystem.
   d. For bi-directional OTDR testing, the distance from Location "A" and Location "Z" shall be recorded for each splice point. The loss/attenuation at each splice point shall be recorded at both wavelengths (1310 nm & 1550 nm) in each direction. Grantor shall then average the two readings to obtain the final average splice loss/attenuation for each splice point of each fiber strand within the fiber optic cable.
   e. Each fiber strand color must be recorded along with its buffer tube color or the ribbon color. The laser source transmit power level using the 1310 & 1550 nm wavelengths will always be recorded together with the receive power level reading at the receiving end of the test.

                                                                          PAGE10

NOTE: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.



6. OTDR traces will be taken and splice loss measurements recorded. Grantor will store OTDR traces on electronic media. Loss measurements will be recorded using an industry-accepted laser source and a power meter. Copies of all data sheets and tables and one set of diskettes with all traces will be available to Grantee.
7. Following emergency restoral, Grantor personnel shall perform span test documenting end-to-end attenuation measurement of each fiber and will be completed in both directions at 1310 & 1550 nm wavelengths. Upon permanent repair, new splice loss readings should be no greater than the original splice loss specifications.

                                                                          PAGE11